Concentration of Credit Risk	12 Months Ended
Dec. 31, 2021
Risks and Uncertainties [Abstract]
Concentration of Credit Risk
20.	CONCENTRATION OF CREDIT RISK
The Company grants commercial, residential and consumer loans to customers primarily located in the South Central and Greater Delaware Valley of Pennsylvania. The concentration of credit by type of loan is set forth in Note 5. The debtors’ ability to honor their contracts is influenced by the region’s economy.
There are numerous risks associated with commercial loans that could impact the borrower’s ability to repay on a timely basis. They include but are not limited to, the owner’s business expertise, changes in local economies, competition, government regulation, and the general financial stability of the borrowing entity.
The Company attempts to mitigate these risks by making an analysis of the borrower’s business and industry history, its financial position, as well as that of the business owner. The Company will also require the borrower to provide financial information on the operations of the business periodically over the life of the loan. In addition, most commercial loans are secured by assets of the business or those of the business owner, which can be liquidated if the borrower defaults, along with the personal surety of the business owner.
From time to time, the Company will maintain balances with its correspondent banks that exceed the $250,000 federally insured deposit limits. Management routinely evaluates the credit worthiness of these correspondent banks and does not feel they pose significant risk to the Company.